Exhibit 32.1

YTB International, Inc.
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, J. Scott Tomer, Chief Executive Officer of YTB International, Inc., a Delaware corporation (the “Registrant”), in connection with the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), do hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ J. Scott Tomer
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Name: J. Scott Tomer
Title: Chief Executive Officer
Date: April 2, 2007

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